                                                                 EXHIBIT 10.8(b)

                       FIRST AMENDMENT TO LEASE AGREEMENT

         The FIRST AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "First Amendment") is made as of the ______ day of ________________ 1998, by and between WEEKS DEVELOPMENT PARTNERSHIP (hereinafter referred to as "Landlord") and INNOTRAC CORPORATION (hereinafter referred to as "Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated December 8, 1997 (hereinafter the "Agreement") for the lease of approximately 250,000 square feet of office/warehouse space at 6655 Sugarloaf Parkway, Duluth, Georgia which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter the "Leased Premises"); and

         WHEREAS, Landlord and Tenant desire to enter into this FIRST AMENDMENT in order to extend the Substantial Completion date under the Agreement;

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

         1. Paragraph 4.03 of the Agreement is hereby deleted and replaced with the following:

                  "In the event Substantial Completion has not occurred by 12/20/98, as such date has been extended for Tenant Delays, then, Tenant shall have the right to terminate this Lease by giving Landlord five (5) days written notice, whereupon neither party shall have further liability to the other hereunder except as provided for in Section 4.02 above."

         2. Except as expressly modified by this First Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

         3. In the event a provision of this First Amendment conflicts with a provision of the Agreement, the First Amendment shall supersede and control.

         4. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

         5. This First Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

         6. This First Amendment has been executed and shall be construed under the laws of the State of Georgia.

SIGNATURES CONTAINED ON FOLLOWING PAGE

         IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be executed under seal and delivered as of the day and year first above written.

                                        LANDLORD:

Signed, sealed and delivered            WEEKS DEVELOPMENT
as to Landlord, in the                  PARTNERSHIP, a Georgia general
presence of:                            partnership

                                        By:      Weeks Realty Services, Inc.
/s/Kelly O'Kinnery
----------------------------------                   a Georgia corporation,
                                                its managing general partner
----------------------------------
Notary Public                           By: /s/Forrest W. Robinson
                                           -------------------------------------
                                        Name: Forrest W. Robinson
                                             -----------------------------------
                                        Its: President/C.O.O.
                                            ------------------------------------

                                        TENANT:

Signed, sealed and delivered            INNOTRAC CORPORATION
in the presence of:


/s/Gerda Dale                           By: /s/David Ellin
----------------------------------         -------------------------------------
Witness                                 Name: David Ellin
                                             -----------------------------------
                                        Its: Sr. V.P. & C.O.O.
                                            ------------------------------------

Gerda Dale
----------------------------------
Notary Public

                                        ATTEST:

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                                 [Corporate Seal]